UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

FiEE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37649	04-2621506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, Hong Kong

(Address of principal executive offices, including zip code)

852-28166813

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MINM	The Nasdaq Capital Market*

*	Currently suspended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreements with Cao Yu and Hu Bin

On May 9, 2025, FiEE, Inc. (the “Company”) entered into, and simultaneously closed the transactions under, a Securities Purchase Agreement with Cao Yu (“Cao SPA”), whereby the Company sold 1,585,366 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) to Cao Yu, for an aggregate purchase price of $2,600,000.

On May 9, 2025, the Company entered into, and simultaneously closed the transactions under, a Securities Purchase Agreement with Hu Bin (“Hu SPA”), whereby the Company sold 853,659 shares of Common Stock to Hu Bin, for an aggregate purchase price of $1,400,000.

Helena Purchase Agreement

On May 9, 2025, the Company entered into a Purchase Agreement with Helena Global Investment Opportunities I Ltd. (Helena Global Investment Opportunities I Ltd., “Helena”, and such purchase agreement, “Helena Purchase Agreement”) whereby the Company shall have the right to issue and sell to Helena, from time to time, and Helena shall purchase from the Company, up to $15,000,000 of the Common Stock. Capitalized terms used but not defined herein shall have the meanings set forth in the Helena Purchase Agreement.

Unless terminated earlier pursuant to Section 11.02 of the Helena Purchase Agreement, at any time between May 9, 2025 and the first day of the month next following the 36-month anniversary of May 9, 2025, the Company may require Helena to purchase Common Stock by delivering an Advance Notice to Helena and, in its sole discretion, select the amount of the Advance, not to exceed the Maximum Advance Amount, it desires to issue and sell to Helena in each Advance Notice and the time it desires to deliver each Advance Notice.

In no event shall the number of shares of Common Stock issuable to Helena pursuant to an Advance cause the aggregate number of shares of Common Stock beneficially owned by Helena and its affiliates as a result of previous issuances and sales of Common Stock to Helena under the Helena Purchase Agreement to exceed 9.99% of the then issued and outstanding Common Stock.

The closing of each Advance and each sale and purchase of Common Stock related to each Advance (each, a “Closing”) shall take place on the applicable Settlement Date, at a Purchase Price based on 95% of the lowest VWAP for the Common Stock, in respect of any Advance, during the three (3) Trading Days commencing on the date of Helena’s receipt of the shares of Common Stock relating to such Advance.

In consideration for Helena’s execution and delivery of the Helena Purchase Agreement , the Company shall issue or cause to be issued to Helenna , as a commitment fee, shares of Common Stock, having an aggregate value of $150,000, of which (i) $75,000 of such shares shall be issued on a date no later than three (3) Business Days from the Helena Purchase Agreement, and (ii) $75,000 of such shares shall be issued on the date which is ninety (90) days following such date.

Second Amended and Restated Securities Purchase Agreement

As previously disclosed, on February 18, 2025, the Company entered into an Amended and Restated Securities Purchase Agreement (the “February 18, 2025 SPA”) with David Lazar (“Seller”) on the one hand, and Cao Yu, Hu Bin, and Youxin Consulting Limited (collectively, “Purchasers”), on the other hand, whereby Seller, a director and former officer of the Company, sold to the Purchasers (i) 2,219,447 shares (the “Seller Preferred Stock”) of Series A Convertible Preferred Stock, $0.001 par value per share (the “Preferred Stock”) of the Company, (ii) a warrant to purchase up to an additional 2,800,000 shares of Common Stock, with an exercise price equal to $1.00 per share, subject to adjustment therein (the “Warrant”), and (iii) certain amounts owed by the Company to Seller (the “Lazar Receivables”). On April 10, 2025, Seller transferred 31,258 additional shares of Preferred Stock (the “Additional Shares” and collectively with the Seller Preferred Stock and the Warrant, the “Securities”) to Purchasers. The aggregate purchase price for the Securities and the Lazar Receivables paid to Seller was $500,000 (the “Purchase Price”), of which $300,000 was directed by Seller to be contributed to the Company in exchange for 1,200,000 newly issued shares of Common Stock to be issued to Seller (the “Lazar Common Stock”). Pursuant to the February 18, 2025 SPA, in the event certain milestones were achieved, Seller was to be issued newly issued shares of Common Stock (the “Earnout Shares”).

On May 9, 2025, the Company entered into a Second Amended and Restated Securities Purchase Agreement with Seller and Purchasers to remove references to the issuance of the Lazar Common Stock, which issuance was rescinded and replaced with the Convertible Note described below, and remove references to the Earnout Shares. Pursuant to such Second Amended and Restated Purchase Agreement, Seller sells and delivers to Purchasers, and Purchasers purchases and accepts all of Seller’s right, title and interest in and to the Lazar Receivables and the Securities for the Purchase Price, which Seller acknowledges and agrees had been previously paid by Purchasers. Purchasers agree that they will surrender the Warrant to the Company for cancellation and irrevocably waive and forgive the Lazar Receivables for the benefit of the Company.

Convertible Note

On May 9, 2025, the Company and David Lazar (“Noteholder”) entered into an unsecured promissory note (the “Convertible Note”), under which, effective as of February 18, 2025 (the “Effective Date”),  the Company agreed to pay to the Noteholder a principal amount of $300,000, together with interest on the balance of the principal from time to time outstanding, at the rates and at the times described therein. The outstanding principal balance of the Convertible Note shall be paid in full on or prior to December 31, 2025.

In the event the stockholder approval is obtained, the outstanding principal amount of the Convertible Note and any unpaid accrued interest shall automatically convert in whole into shares of Common Stock at a conversion price per share equal to $0.25 per share, rounded to the nearest whole share, effective as of the date of stockholder approval. Within ninety (90) days following the Effective Date, the Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) for the purpose of obtaining stockholder approval.

Lazar Services Agreement

On May 9, 2025, the Company entered into a services agreement with David Lazar (“Service Provider”), pursuant to which the Company engages Service Provider as an independent contractor, to (i) use best efforts to obtain a decision from the Securities and Exchange Commission that Nasdaq Stock Market (the “Nasdaq”) must hold a hearing to consider the merits of the Company’s appeal from being delisted from Nasdaq, (ii) use best efforts to achieve a Nasdaq Listing for the Company on or before December 31, 2025 (such date of achievement being the “Listing Date”) and (iii) continue to provide additional services to the Company in furtherance of achieving a Nasdaq Listing through the earlier of December 31, 2025, or the Listing Date.

The foregoing descriptions of the Cao SPA, Hu SPA, Helena Purchase Agreement, Second Amended and Restated Securities Purchase Agreement, Lazar Services Agreement and the Convertible Note do not purport to be complete and are qualified in their entirety by reference to the Cao SPA, Hu SPA, Helena Purchase Agreement, Second Amended and Restated Securities Purchase Agreement, Lazar Services Agreement and the Convertible Note, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 4.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 1.01 above with respect to the Convertible Note is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The offer and sale of the securities issued and sold and to be issued and sold under the Cao SPA, Hu SPA, Helena Purchase Agreement, and the Convertible Note as described in Item 1.01 were made and will be made by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Unsecured Promissory Note by and between the Company and David Lazar, dated May 9, 2025.
10.1	Securities Purchase Agreement by and between the Company and Cao Yu, dated May 9, 2025.
10.2	Securities Purchase Agreement by and between the Company and Hu Bin, dated May 9, 2025.
10.3	Purchase Agreement by and between the Company and Helena Global Investment Opportunities I Ltd., dated May 9, 2025.
10.4	Second Amended and Restated Securities Purchase Agreement by and among the Company, David Lazar, Cao Yu, Hu Bin and Youxin Consulting Limited, dated May 9, 2025.
10.5	Services Agreement by and between the Company and David Lazar, dated May 9. 2025.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIEE, INC.

Date: May 12, 2025	By:	/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer

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